                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of VitalCom Inc. on Form S-8 of our report dated February 11, 1998, appearing in the Annual Report on Form 10-K for the year ended December 31, 1997.


                                               /s/ DELOITTE & TOUCHE L.L.P.


Costa Mesa, California
November 9, 1998